Exhibit 10.1 EXECUTION VERSION

First AMENDMENT TO CREDIT AGREEMENT

THIS First AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 19, 2019, by and among CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”) and Lehigh Gas Wholesale Services, Inc., a Delaware corporation (“Services”, and, together with the Partnership, the “Borrowers”), the Guarantors party hereto, Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Credit Agreement, dated as of April 1, 2019 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders party hereto amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

SECTION 1.   Amendments to Credit Agreement.  Upon satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

1.1.   Amendments to Definitions.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)   The definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the term “ACT” in each of the two places in which it appears in that definition with the term “DMP”.

(b)   The following definition is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“DMP” means Dunne Manning Partners LLC, a Delaware limited liability company, together with its Affiliates.

1.2.   Amendment to Section 7.05.

Section 7.05 of the Credit Agreement is hereby amended to delete the phrase “or enter into any agreement to make any Disposition” where those words appear in the lead-in to such Section.

1.3.   Amendment to Section 7.14.  Section 7.14 of the Credit Agreement is hereby restated in its entirety as follows:

“7.14Amendments of Organization Documents and the Master Lease. Amend, modify or supplement any of its Organization Documents or the Master Lease, except for such amendments, modifications or supplements that could not reasonably be expected (a) to be materially adverse to the rights of the Administrative Agent or the Lenders or, (b) in the case of the Master Lease, to materially decrease the economic benefit or other rights that any Loan Party would have otherwise received pursuant to such agreement or in any manner that would affect the subordination or third party beneficiary provisions thereof.”

SECTION 2.   Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date on which all such conditions are satisfied and/or waived, the “Amendment Effective Date”):

2.1.   the Administrative Agent (or its counsel) shall have received a duly executed and delivered counterpart of this Amendment signed by each  Borrower and each other Loan Party party hereto;

2.2.   this Amendment shall have been executed and delivered by the Administrative Agent and Lenders constituting the Required Lenders;

2.3.   the Borrowers shall have delivered to the Administrative Agent (i) a true, complete and correct executed copy of an agreement effecting the purchase by DMP (as defined in Section 1.1(b) above), directly or indirectly, of all of the issued and outstanding Equity Interests in the General Partner (such transaction, the “Change of Control Transaction”), and (ii) evidence reasonably satisfactory to the Administrative Agent that the Change of Control Transaction will, concurrently with the effectiveness hereof, be consummated pursuant to the terms of such agreement;

2.4.   the representations and warranties in Section 3 hereof and in the Loan Documents shall be true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date);

2.5.   at the time of and immediately after giving effect to the effectiveness of this Amendment, no Default or Event of Default shall have occurred or be continuing;

2.6.   if either Borrower is a “legal entity customer”, as defined in the Beneficial Ownership Regulation, the Borrower shall have furnished a Beneficial Ownership Certification in form and substance reasonably satisfactory to the Amendment Arranger (as defined below);

2.7.   the Borrowers shall have paid to Citizens, as lead arranger of the amendments contemplated hereby (the “Amendment Arranger”), and each of the Lenders executing this Amendment on or prior to the Amendment Effective Date, such arrangement and consent fees as Citizens and such Lenders shall have agreed with the Borrowers; and

2.8.   the Borrowers shall have paid all reasonable and documented out-of-pocket legal fees and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, and for which it has received invoices at least one (1) Business Day prior to the date Amendment Effective Date.

SECTION 3.   Representations and Warranties.  To induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrowers and each other Loan Party party hereto hereby represent and warrant to the Administrative Agent and each Lender as follows:

3.1.   Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment and all documents and instruments delivered in connection herewith.  Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of such Loan Party.

3.2.   This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law).

3.3.   No consent or authorization of, or filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any documents and instruments delivered in connection herewith, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.4.   On the Amendment Effective Date, both at the time of and immediately after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

SECTION 4.   Reference to and Effect upon the Credit Agreement.

4.1.   Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect.  The Borrowers and the other Loan Parties party hereto hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

4.2.   The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

4.3.   From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 5.   Incorporation by Reference.  The terms and provisions of Sections 10.10 (Counterparts; Integration; Signature), 10.12 (Severability) and 10.14 (Governing Law; Jurisdiction; Etc.) of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

SECTION 6.   Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 7.   Reaffirmation.  Each of the Loan Parties as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (ii) to the extent such Loan Party granted, to the Administrative Agent, for the benefit of the Secured Parties, liens on or a security interest in any of its property pursuant to any Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms its grant of security interests and liens and guarantee under the Loan Documents, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter secure all of the Obligations as amended hereby, to the extent set forth in the applicable Loan Documents.  Each of the Loan Parties hereby consents to this Amendment and acknowledges that, except as amended by this Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as specifically amended hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

PARTNERSHIP:

CROSSAMERICA PARTNERS LP
By:    CrossAmerica GP LLC, its general partner

By: ___/s/ Evan Smith_______________________

Name:  Evan Smith

Title:    Vice President of Finance and Chief

Financial Officer

SERVICES:

LEHIGH GAS WHOLESALE SERVICES, INC.

By: ___/s/ Evan Smith_______________________

Name:  Evan Smith

Title:    Vice President of Finance and Chief

Financial Officer

GUARANTORS:

LGP OPERATIONS LLC,

LEHIGH GAS WHOLESALE LLC,
EXPRESS LANE, INC.,
LGP REALTY HOLDINGS GP LLC,

MINNESOTA NICE HOLDINGS INC.,
ERICKSON OIL PRODUCTS, INC.,

FREEDOM VALU CENTERS, INC.,

PETROLEUM MARKETERS, INCORPORATED,

PM PROPERTIES, INC.,

CAP OPERATIONS, INC.,

NTI DROP DOWN ONE, LLC,

NTI DROP DOWN TWO, LLC,
M & J OPERATIONS, LLC,

CAP WEST VIRGINIA HOLDINGS, LLC

By:	/s/ Evan Smith
	Name:	Evan Smith
	Title:	Vice President of Finance and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

LGP REALTY HOLDINGS LP
By:    LGP Realty Holdings GP LLC,
its general partner

By:	/s/ Evan Smith
	Name:	Evan Smith
	Title:	Vice President of Finance and Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

Administrative AGENT:

CITIZENS BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and as a Lender

By: ___________________________________

Name:

Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: ________________________,
as a Lender

By: ___________________________________

Name:

Title:

[If second signature block is necessary]

By: ___________________________________

Name:

Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]